                                                                   EXHIBIT 10.38

                      COLORADO GREENHOUSE HOLDINGS, INC.


                    SERIES C REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 8, 1998

                    SERIES C REGISTRATION RIGHTS AGREEMENT
                    --------------------------------------

          This Series C Registration Rights Agreement (the "Agreement") is
                                                            ---------
entered into as of the 8th day of May, 1998 by and among the holders of Series C Preferred Stock of the Company listed on Schedule 1 attached hereto (the "Series
                                         ----------                       ------
C Holders") and COLORADO GREENHOUSE HOLDINGS, INC., a Delaware corporation (the
---------
"Company").
 -------

                                    Recital
                                    -------

          As a condition to the closing of the purchase of shares of Series C Preferred Stock of the Company by the Series C Holders, the Company has agreed to grant certain registration rights to the Series C Holders as more particularly described herein.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing recital and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.     Definitions.
                 -----------

          As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings indicated:

          "Agent" means any Person authorized to act and who acts on behalf of
           -----
any holder of Registrable Securities with respect to the transactions contemplated by this Agreement or the Purchase Agreement.

          "Business Days" means all days other than Saturday or Sunday or any
           -------------
day on which banking institutions in New York, New York are authorized or obligated by law to close.

          "Common Stock" means capital stock of the Company, however designated,
           ------------
which is not limited as to the amount of dividends, or which is not limited as to the amount of distributions upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized 12,675,000 shares of Common Stock, par value $.001 per share.

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations thereunder as amended from time to time.

          "NASD" means National Association of Securities Dealers, Inc.
           ----

          "Person" means an individual, firm, partnership, corporation, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" means a registration pursuant to Section
           -----------------------
3(a).

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Registrable Securities" means: (a) all shares of Common Stock owned
           ----------------------
now or in the future by any Series C Holder; (b) the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock, (c) any shares of Common Stock issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that any such share or other security shall be deemed to be a Registrable Security only if and so long as it is a Transfer Restricted Security.

          "Registration Expenses"  See Section 6 hereof.
           ---------------------

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock of the Company, par value $.001 per share, issued by the Company, together with any securities issued in substitution or exchange therefor.

          "Series A Registrable Securities" means "Registrable Securities" as
           -------------------------------
defined in the Series A Registration Rights Agreement.

          "Series A Registration Rights Agreement" means that certain
           --------------------------------------
Registration Rights Agreement dated as of January 21, 1997, as amended, between the Company and the holders of the Series A Preferred Stock.

          "Series B Preferred Stock" means the Series B Convertible Preferred
           ------------------------
Stock of the Company, par value $.001 per share, issued by the Company, together with any securities issued in substitution or exchange therefor.

          "Series B Registrable Securities" means "Registrable Securities" as
           -------------------------------
defined in the Series B Registration Rights Agreement.

          "Series B Registration Rights Agreement" means that certain
           --------------------------------------
Registration Rights Agreement dated as of January 21, 1997, as amended, between the Company and the holders of the Series B Preferred Stock.

          "Series C Preferred Stock" means the Series C Convertible Preferred
           ------------------------
Stock of the Company, par value $.001 per share, issued by the Company, together with any securities issued in substitution or exchange therefor.

          "Transfer Restricted Securities" means securities acquired by the
           ------------------------------
holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that a Registrable Security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in which securities of the Company are sold (whether by the Company or by selling stockholders) to an underwriter for reoffering to the public.

          2.     Securities Subject to this Agreement.
                 ------------------------------------

                 (a) Registrable Securities. The securities entitled to the
                     ----------------------
benefits of this Agreement are the Registrable Securities.

                 (b) Holders of Registrable Securities. A Person is deemed to be
                     ---------------------------------
a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding the legal restrictions upon the exercise of such right; provided, however, that a Person
                                              --------  -------
shall not be deemed to be a holder of Registrable Securities who, together with such Person's affiliates, then holds Registrable Securities constituting less than one percent of the then issued and outstanding Common Stock or who may then sell all Registrable Securities owned by such holder in reliance upon Rule 144 of the Securities Act within six months pursuant to the volume restrictions under said Rule based upon the average weekly reported trading volume of trading (currently Rule 144(e)(1)(ii)).

          3.     Piggy-Back Registration.   Whenever the Company determines to
                 -----------------------
file a Registration Statement under the Securities Act relating to a proposed sale to the public of shares of its securities (but excluding registrations relating solely to employees' stock option or purchase plans or relating solely to a transaction employing Securities and Exchange Commission Form S-4 or Form S-8 or successor forms thereto), either for its own account or the account of a security holder or holders, the Company shall:

                 (a) promptly give to each holder of Registrable Securities written notice thereof (which will include, to the extent known at the time, a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or price range, and the plan of distribution);

                 (b) subject to Section 3(c) below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty days after such written notice from the Company, by holders of Registrable Securities; and

                 (c) use its best efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the Registrable Securities requested to be included in the Registration Statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if
(i) holders of Series B Registrable Securities shall have requested inclusion in such offering pursuant to their piggy-back rights as set forth in the Series B Registration Rights Agreement and (ii) the managing underwriter or underwriters of such offering deliver a written opinion to the Company and the holders of such Registrable Securities that marketing considerations require a limitation on the number of shares of Common Stock offered in such offering, such limitation shall be allocated among all holders of Common Stock (other than such holders, if any, initiating the registration pursuant to demand registration rights granted by the Company, which holders shall receive priority with respect to inclusion in such registration in accordance with such contractual rights) and the holders of Registrable Securities who requested inclusion in the registration as follows: (x) first, Series B Registrable Securities shall be included in such registration in a number equal to the greater of: (A) the pro rata portion (in proportion to all shares of Registrable Securities and other shares of Common Stock requested to be included in the offering which are subject to such underwriter's limitation) of Series B Registrable Securities requested to be included in such registration, or (B) up to 75% of the total number of shares to be included in such registration (other than the shares of such holders, if any, initiating the registration pursuant to demand registration rights granted by the Company) after giving effect to such underwriter's limitation; (y) second, holders of Registrable Securities, pro rata with the holders of Series A Registrable Securities, and (z) third, any other holders of securities of the Company who have requested to be included in such registration statement pursuant to contractual piggy-back registration rights.

          4.     Hold-Back Agreements.
                 --------------------

                 (a) Restrictions on Sale by the Holders of Registrable
                     --------------------------------------------------
Securities. Each holder of Registrable Securities agrees, if requested in
---------
writing by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during such period subsequent to the filing of the Registration Statement as required by the Underwriter for each Underwritten Offering pursuant to such Registration Statement and during such other period (not less than 90 days) following such effective date as shall be reasonably agreed upon by the Company and the managing underwriters.

                 (b) Restrictions on Public Sale by the Company and Others.  The
                     -----------------------------------------------------
Company agrees to use reasonable efforts to cause each holder of its privately placed debt or equity securities issued by the Company at any time on or after the date of this Agreement (other than securities issued upon the exercise or conversion of securities outstanding as of the date hereof) to agree not to effect any public sale or distribution of any such securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted), during the ninety day period subsequent to the filing of the Registration Statement for each Underwritten Offering and during the 180 day period following the effective date of such Registration Statement, in each case to the extent the managing underwriter makes a timely written request that specifically identifies such holder(s).

          5.     Registration Procedures.
                 -----------------------

          In connection with any registration by the Company's pursuant to which the provisions of Section 3 hereof apply, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (a) prepare and file with the Securities and Exchange Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                 (b) notify the counsel to the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                     (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                     (2) of any request by the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                     (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                     (4) if at any time the representations and warranties of the Company made in agreements (including underwriting agreements) to the holders of Registrable Securities in connection with such registration, cease to be true and correct, and

                     (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                 (c) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                 (d) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as such holder may reasonably request;

                 (e) deliver to each selling holder of Registrable Securities and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                 (f) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; and

                 (g) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority in number of such Registrable Securities or by the managing underwriters, if any;

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company to the effect that the Registration Statement, the Prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus addressing the matters giving rise to such notice, or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

          6.     Registration Expenses.  All expenses incident to the Company's
                 ---------------------
performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective including, without limitation:

                     (1) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD);

                     (2) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate);

                     (3) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

                     (4) fees and disbursements of counsel for the Company;

                     (5) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                     (6) fees and expenses associated of other Persons retained by the Company; and

                     (7) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement (all such expenses being herein called "Registration Expenses").

          The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

          7.     Indemnification.
                 ---------------

                 (a) Indemnification by the Company. The Company agrees to
                     ------------------------------
indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities
-------------------
and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall
                                       --------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any
              --------  -------
such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) if the representation of such Indemnified Holder by the counsel retained by the Company would be inappropriate due to actual or potential conflicts of interests between the Indemnified Holder and any other party represented by such counsel in such proceeding based on written advice of counsel made available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

                 (b) Indemnification by Holder of Registrable Securities. Each
                     ---------------------------------------------------
holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by Section 7(a). In no event shall the liability of any selling holder of Registrable Securities under this Section 7(b) be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary Prospectus.

                 (c) Contribution. If the indemnification provided for in this
                     ------------
Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holders, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          To the extent the terms of this Section 7 are inconsistent with those set forth in any agreement between the Company and an underwriter, such underwriter's agreement shall control.

          8.     Rule 144.
                 --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and, at all times after the effective date of the first registration filed by the Company which involves a sale of securities of the Company to the general public, will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          9.     Participation in Underwritten Registrations.
                 -------------------------------------------

          No holder of Registrable Securities (or its successors or assigns) may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the underwriters and other Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.    Miscellaneous.
                 -------------

                 (a) Remedies. Each holder of Registrable Securities, in
                     --------
addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                 (b) No Inconsistent Agreements. The Company will not on or
                     --------------------------
after the date of this Agreement enter into any agreement, and as of the date of this Agreement the Company is not a party to any agreement, with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or impairs the rights granted hereunder.

                 (c) Amendments and Waivers.  The provisions of this Agreement,
                     ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 50% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of 50% of the

Registrable Securities being sold.

                 (d) Notices. All notices and other communications provided for
                     -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                     (1) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 10(d); and

                     (2) if to the Company, initially at the address of its principal administrative offices, notice of which is given in accordance with the provisions of this Section 10(d).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                 (e) Successors and Assigns. This Agreement shall inure to the
                     ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.

                 (f) Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (g) Headings. The headings in this Agreement are for
                     --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (h) Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

                 (i) Severability. In the event that any one or more of the
                     ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (j) Entire Agreement. This Agreement is intended by the parties
                     ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings as to the subject matter, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              THE COMPANY:

                              COLORADO GREENHOUSE HOLDINGS, INC.



                              By: _________________________________________
                                  James R. Rinella, Chief Executive Officer





                              SERIES C HOLDER:



                              _____________________________________________
                              Print Name:  _______________________________

                                  SCHEDULE 1

                   LIST OF SERIES C PREFERRED STOCK HOLDERS



BCI Growth IV, L.P.
Ronald D. Bloomer
Julie A. Boston
Barbara A. Brenton
Thomas P. Brock
CVM Management, Inc
C.A. Carroll
Cartterton - CGH Partners, LLC
Catterton-Simon Partners III, L.P.
Robert C. Clark, Inc.
Robert C. Clark
Elizabeth Coleman
William E. Coleman
M.E.C. Dean
Louis J. DellaCava
Joyce A. Edwards
Paul F. Glenn Revokable Trust
June or Theodore H. Goldberg as Joint Tenants
H&Q Colorado Greenhouse Investors, L.P.
Michael C. Hinton
Holbrook & Company
Holbrook Partners
George W. Holbrook, Jr.
Charles A. Hurth, Jr.
A. Kit Jackson
Harold Kirk or Glen Rose Jackson as Joint Tenants
Jana Jacobsen or John Frenz as Joint Tenants
Marian Jacobson
Eric Jacobson
Linda L. Johnson and Clayton N. Johnson as Joint Tenants
T. Kim Kenney or Brian J. Kenney as Tenants in Common
Marian H. Kent
Bruce G. Klaas
Kyle Lefkoff
James R. McGoogan
J. Allan Mactier
Robert Matthews
R.C. Mercure, Jr.
The Mitchell-Hunt Trust
Edwin H. Morgens
Nicholas G. Muller, Inc.
James R. Rinella
Greg H. Schlender
Schlender Family Limited Partnership, LLP
Gregory L. Twombly, Inc.
Vernon J. Twombly, Inc.
Boyd R. West and Eva J. West as Tenants in Common
Edward J. Wetherbee